SEASONS SERIES TRUST

Supplement to the Prospectus (Class B Shares) dated September 24, 2001

On May 21, 2002, the Board of Trustees of Seasons Series Trust approved the replacement of SunAmerica Asset Management Corp. ("SunAmerica") as manager to the Focus Growth and Income Portfolio. Effective July 31, 2002, Thornburg Investment Management, Inc. ("Thornburg") will serve as subadviser to a portion of the assets of the Portfolio, joining the investment advisers currently managing the Portfolio.

On page 42 in the chart titled "Seasons Focused Portfolios," under the portfolio management allocation disclosure with respect to the Focus Growth and Income Portfolio, SunAmerica should be replaced with Thornburg.

On page 55 in the chart titled "Seasons Focused Portfolios," the portfolio management allocation disclosure with respect to SunAmerica's management of the Focus Growth and Income Portfolio is deleted in its entirety and replaced with the following effective July 31, 2002:

Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager (s) (and/or Management Team(s))	Experience
Focus Growth and Income Portfolio	Thornburg	William V. Fries, CFA Managing Director and Portfolio Manager	Mr. Fries has been a Managing Director and portfolio manager at Thornburg since 1995. Previously, Mr. Fries had been affiliated with USAA Investment Management Company for over 20 years.

Dated: June 3, 2002